AMENDMENT NO. 2

                                    TO

                THIRD AMENDED AND RESTATED CREDIT AGREEMENT



          This is an agreement (the "Amendment") dated as of March , 1997 between ENCORE COMPUTER CORPORATION, a Delaware corporation ("Borrower"), and GOULD ELECTRONICS, INC., an Ohio corporation ("Lender"), amending a Third Amended and Restated Credit Agreement, dated as of April 16, 1996, as previously amended, (the "Restated Credit Agreement") between Borrower and Lender.

          1. The definition of Maximum Amount of Revolving Loans in the Restated Credit Agreement is deleted and replaced in its entirety by the following:

     "MAXIMUM AMOUNT OF REVOLVING LOANS" shall mean $50,000,000.
     -----------------------------------

          2. The second and third sentences of Section 3.01, which were added by Amendment No. 1 to the Restated Credit Agreement ("Amendment No. 1") are deleted and replaced in their entirety by the following:

          "Notwithstanding the preceding sentence, Lender will have no obligation to make any Revolving Loan if, after Lender makes the Revolving Loan, the total principal amount of Revolving Loans outstanding would exceed $41,910,422. Any Revolving Loans which would increase the outstanding principal amount of the Revolving Loans above, or are made at a time when the aggregate outstanding principal amount of the Revolving Loans exceeds,
          $41,910,422 will be made only at the discretion of Lender.".

          3. The language added by Amendment No. 1 to Section 3.02, in the sixth line from the bottom after the comma that is preceded by "Lender" is deleted and replaced in its entirety by the following:

          "and, if after the requested Revolving Loan is made the total principal amount of Revolving Loans outstanding would exceed $41,910,422, if Lender elects to make the Revolving Loan,"

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          4.   Simultaneously  with  the   execution   of  this  Amendment,
Borrower is delivering to Lender a new Master Revolving Note dated March __, 1997 (the "Replacement Note") in the principal amount of $50,000,000, and Lender is delivering to Borrower the currently outstanding Master Revolving Note, marked "cancelled."

          5. Borrower represents and warrants to Lender that (i) the execution and delivery of this Amendment and the borrowings contemplated by it up to the full amended Maximum Amount of Revolving Loans have been duly authorized by all necessary or proper corporate action with regard to Borrower, (ii) this Amendment and the Replacement Note each has been duly executed and delivered on behalf of Borrower and each of them constitutes a legal, valid and binding obligation of Borrower, enforceable against Borrower in accordance with its terms, (iii) all the borrowings under the Restated Credit Agreement as amended by this Amendment will be secured by the mortgages and security interests created under the Security Agreement and the other Security Documents (as those terms are defined in the Restated Credit Agreement) to the same extent the borrowings under the Restated Credit Agreement were secured by those liens and security interests prior to the execution of this Amendment, and (iv) each of the representations and warranties of the Borrower in the Restated Credit Agreement is true and correct as of the date of this Amendment and applies to the borrowings under the Restated Credit Agreement, as amended by this Amendment, to the same extent as though they were made at the date of this Amendment and specifically referred to in the Restated Credit Agreement as amended by this Amendment.

          6. Except as expressly provided above, the Restated Credit Agreement remains in full force and effect, and unmodified.

          7. The amendment to the Restated Credit Agreement effected by this Amendment will take effect when a copy of this Amendment and a copy of the Replacement Note, each executed by Borrower, is delivered to Lender.

          IN WITNESS WHEREOF, Borrower and Lender each has executed this Amendment as of the date stated on the first page.



                                     ENCORE COMPUTER CORPORATION


                                     By: _______________________
                                         Title:



                                     GOULD ELECTRONICS, INC.


                                     By: _______________________
                                         Title:

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